EXECUTION

AMENDMENT NO. 4
TO SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

Amendment No. 4 to Second Amended and Restated Master Repurchase Agreement, dated as of October 25, 2021 (this "Amendment"), between STERLING NATIONAL BANK (the "Buyer") and M/I FINANCIAL, LLC (the "Seller").

RECITALS

The Buyer and the Seller are parties to that certain Second Amended and Restated Master Repurchase Agreement, dated as of October 30, 2017 (as amended by that certain Amendment No. 1 to Second Amended and Restated Master Repurchase Agreement, dated as of October 29, 2018, Amendment No. 2 to Second Amended and Restated Master Repurchase Agreement, dated as of October 28, 2019, and Amendment No. 3 to Second Amended and Restated Master Repurchase Agreement, dated as of October 26, 2020, each by and between the Buyer and the Seller, and this Amendment, the "Existing Repurchase Agreement"; and as further amended by this Amendment, the "Repurchase Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

The Buyer and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

Accordingly, the Buyer and the Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1. Termination Date. Section 4 of Schedule 2 to the Existing Repurchase Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

Termination Date. The Termination Date shall mean October 24, 2022, or such other date declared by either Seller or Buyer as contemplated below, or such date as determined by Buyer pursuant to its rights and remedies under the Agreement.

SECTION 2. Price Differential; Pricing Rate; Post-Default Rate. Section 6 of Schedule 2 to the Existing Repurchase Agreement is hereby amended by:

2.1 deleting the definitions of "Pricing Floor" and "Libor Transition Event" in their entirety and replacing them with the following:

The "Pricing Floor" shall equal:

(a) with respect to Transactions the subject of which are Mortgage Loans which are Conforming Mortgage Loans, Agency High Balance Mortgage Loans, Jumbo Mortgage Loans and Exception Mortgage Loans, 2.375%; or

LEGAL02/41085704v5

(b) with respect to Transactions the subject of which are Mortgage Loans which are Aged Mortgage Loans, 2.75%.

A "LIBOR Transition Event" shall mean the date that the LIBOR Rate has either permanently or indefinitely ceased to be provided by the administrator of the LIBOR Rate or has been announced by the Financial Conduct Authority pursuant to a public statement or publication of information to be no longer representative.

SECTION 3. Certain Financial Condition Covenants. Section 7 of Schedule 2 to the Existing Repurchase Agreement is hereby amended by deleting paragraphs (a) and (g) in their entirety and replacing them with the following, respectively:

(a) Maintenance of Tangible Net Worth plus Subordinated Debt. The Seller shall maintain a Tangible Net Worth plus Subordinated Debt of not less than $15,000,000.

(g) Maintenance of Liquidity. The Seller shall ensure that, as of the end of each calendar month, it has Liquidity of an amount not less than $7,000,000.

SECTION 4. Warehouse and Other Fees. Section 12 of Schedule 2 to the Existing Repurchase Agreement is hereby amended by deleting paragraph (a) and in its entirety and replacing it with the following:

(a) Commitment Fee. Seller shall pay to Buyer in immediately available funds, earned on October 25, 2021 (the "Fourth Amendment Effective Date"), a non-refundable Commitment Fee equal to 0.20% multiplied by the Maximum Purchase Price. The Commitment Fee shall be paid in full on the Fourth Amendment Effective Date.

SECTION 5. List of Responsible Officers. Section 14 of Schedule 2 to the Existing Repurchase Agreement is hereby amended by deleting such section in its entirety and replacing it with Annex A hereto.

SECTION 6. Compliance Certificate. Exhibit F to the Existing Repurchase Agreement is hereby amended by deleting such exhibit in its entirety and replacing it with Annex B hereto.

SECTION 7. Conditions Precedent. This Amendment shall become effective as of the date hereof (the "Amendment Effective Date"), subject to the satisfaction of the following conditions precedent:

7.1 Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a) this Amendment, executed and delivered by the duly authorized officers of the Buyer and the Seller;

(b) the Commitment Fee in an amount equal to $180,000, incurred in connection with the extension of the Termination Date; and

(c) such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 8. Representations and Warranties. Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Existing Repurchase Agreement on its part to be observed or performed, and that no Default or Event of Default has occurred and is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 11 of the Existing Repurchase Agreement.

SECTION 9. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 10. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transaction contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, the Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service providers, as long as such service providers use system logs and audit trails that establish a temporal and process link between the presentation of identity documents and the electronic signing, together with identifying information that can be used to verify the electronic signature and its attribution to the signer's identity and evidence of the signer's agreement to conduct the transaction electronically and of the signer's execution of each electronic signature.

SECTION 11. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 12. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

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IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

STERLING NATIONAL BANK, as Buyer

By: ________________________

Name: Eddie OTHMAN

Title: Senior Managing Director.

M/I FINANCIAL, LLC, as Seller

By: ______________________
Name: DEREK J. KLUTCH
Title: PRESIDENT & CEO

ANNEX A

SECTION 14. List of Responsible Officers

SELLER NOTICES

Name: M/I Financial, LLC
Telephone: 614-418-8655
Facsimile: 614 418-8686

Address: 4131 Worth Avenue, Suite 460
Columbus, OH 43219

SELLER AUTHORIZATIONS

Any of the persons whose signatures and titles appear below are authorized, acting singly, to act for Seller under this Agreement, it being understood that any other employee of Seller who is designated by the officers listed below and who is otherwise authorized by Seller's board of managers or management committee from time to time, as applicable, is authorized to deliver Transaction Requests hereunder to Purchaser.

Name	Title	Signature
Derek J. Klutch	President and Chief Executive Officer	
Phillip G. Creek	Executive Vice President and Chief Financial Officer	
Susan E. Krohne	Senior Vice President, Chief Legal Officer and Secretary	
Kevin C. Hake	Senior Vice President-Finance and Business Development and Treasurer	

ANNEX A

SECTION 14. List of Responsible Officers

SELLER NOTICES

Name: M/I Financial, LLC
Telephone: 614-418-8655
Facsimile: 614 418-8686

Address: 4131 Worth Avenue, Suite 460
Columbus, OH 43219

SELLER AUTHORIZATIONS

Any of the persons whose signatures and titles appear below are authorized, acting singly, to act for Seller under this Agreement, it being understood that any other employee of Seller who is designated by the officers listed below and who is otherwise authorized by Seller's board of managers or management committee from time to time, as applicable, is authorized to deliver Transaction Requests hereunder to Purchaser.

Name	Title	Signature
Derek J. Klutch	President and Chief Executive Officer	[signature]
Phillip G. Creek	Executive Vice President and Chief Financial Officer	DocuSigned by: Phil Creek 33C1210028F9482...
Susan E. Krohne	Senior Vice President, Chief Legal Officer and Secretary	[signature]
Kevin C. Hake	Senior Vice President-Finance and Business Development and Treasurer	[signature]

ANNEX B

EXHIBIT F

FORM OF COMPLIANCE CERTIFICATE

I, ____________________, do hereby certify that I am the [duly elected, qualified and authorized] [CFO/TREASURER/FINANCIAL OFFICER] of M/I Financial, LLC ("Seller"). This Certificate is delivered to you in connection with Section 12(d)(iv) of the Second Amended and Restated Master Repurchase Agreement dated as of October 30, 2017, between M/I Financial, LLC and Sterling National Bank (as amended from time to time, the "Agreement"), as the same may have been amended from time to time. Capitalized terms shall have the meaning set forth in the Agreement. I hereby certify that, as of the date of the financial statements attached hereto and as of the date hereof, M/I Financial, LLC is and has been in compliance with all the terms of the Agreement and, without limiting the generality of the foregoing, I certify that:

Maintenance of Tangible Net Worth plus Subordinated Debt. The Seller has maintained a Tangible Net Worth* plus Subordinated Debt§ of not less than $15,000,000. A detailed summary of the calculation of the Seller's Tangible Net Worth is set forth on Schedule 1 hereto.

Maintenance of Ratio of Indebtedness to Tangible Net Worth. The Seller has maintained the ratio of (a) Indebtedness less Subordinated Debt to (b) Tangible Net Worth plus Subordinated Debt no greater than 10:1. A detailed summary of the calculation of the Seller's ratio of Indebtedness to Tangible Net Worth is set forth on Schedule 1 hereto.

Maintenance of Profitability. Seller has not permitted, for any Test Period, Net Income for such Test Period, before income taxes for such Test Period and distributions made during such Test Period, to be less than $1.00. A detailed summary of the calculation of Seller's Net Income is set forth on Schedule 1 hereto.

Guarantees. Seller has not created, incurred, assumed or suffered to exist any Guarantees, except to the extent reflected in the Seller's Financial Statements or notes thereto.

Total Warehouse Capacity. Seller has ensured that the Maximum Purchase Price does not exceed 50% of the total aggregate maximum availability under its Warehouse Facilities (whether drawn or undrawn).

Maintenance of Liquidity. The Seller has maintained, as of the end of each calendar month, it has Liquidity in an amount not less than $7,000,000.

Warehouse Lines. All warehouse lines of Seller existing on the date hereof are listed on Schedule 3 hereto.

Limitation on Dividends and Distributions. Upon the occurrence and after the continuance of an Event of Default, Seller has not made any payment on account of, or set apart assets for, a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of any equity interest of Seller, whether now or hereafter outstanding, or made any other distribution or dividend in respect of any of the foregoing or to any shareholder or equity owner of Seller, either directly or indirectly, whether in cash or property or in obligations of Seller or any of its consolidated Subsidiaries.

Financial Statements. The financial statements attached fairly present in all material respects the financial condition and results of operations of Seller and its consolidated Subsidiaries and the financial condition and results of operations of Seller, in accordance with GAAP, consistently applied, as at the end of, and for, the calendar month ending on [DATE] (subject to normal year-end adjustments).

Originations. Attached hereto as Schedule 2 is a true and correct summary of all Mortgage Loans originated by Seller for the calendar month ending [DATE] and for the year to date ending [DATE].

Documentation. Seller has performed the documentation procedures required by its operational guidelines with respect to endorsements and assignments, including the recordation of assignments, or has verified that such documentation procedures have been performed by a prior holder of such Mortgage Loan.

Compliance. Seller has observed or performed in all material respects all of its covenants and other agreements, and satisfied every condition, contained in the Agreement and the other Program Documents to be observed, performed and satisfied by it. *[If a covenant or other agreement or condition has not been complied with, Seller shall describe such lack of compliance and provide the date of any related waiver thereof.]*

Regulatory Action. Seller is not currently under investigation or, to best of Seller's knowledge, no investigation by any federal, state or local government agency is threatened. Seller has not been the subject of any government investigation which has resulted in the voluntary or involuntary suspension of a license, a cease and desist order, or such other action as could adversely impact Seller's business. *[If so, Seller shall describe the situation in reasonable detail and describe the action that Seller has taken or proposes to take in connection therewith.]*

No Default. No Default or Event of Default has occurred or is continuing. *[If any Default or Event of Default has occurred and is continuing, Seller shall describe the same in reasonable detail and describe the action Seller has taken or proposes to take with respect thereto, and if such Default or Event of Default has been expressly waived by Buyer in writing, Seller shall describe the Default or Event of Default and provide the date of the related waiver.]*

IN WITNESS WHEREOF, I have set my hand this _____ day of ________, ________.

M/I Financial, LLC

By:_________________________________
Name: ______________________________
Title: ______________________________

SCHEDULE 1 TO OFFICER'S COMPLIANCE CERTIFICATE
CALCULATIONS OF FINANCIAL COVENANTS

As of the month ended: [Date]

Covenant	**Actual**	**Requirement**	**Compliance (Y/N)**
TNW (including Sub Debt)*		$15,000,000	
Leverage**		10:1	
Quarterly Profitability ***		>1	
Liquidity ****		$7,000,000	
Total Warehouse Covenant*****		≤ 50% of Maximum Purchase Price	

*

TNW Calculation

Book Net Worth	
Less:	
Prepaid Expenses	
Intercompany Receivables	
Employee Receivables	
Restricted Cash	
Deposits	
Goodwill	
Other	
Tangible Net Worth	

**

Leverage:	
Indebtedness (excluding Sub Debt)	
TNW (including Sub Debt)	

***

Net Income:	
Monthly	
As of Most Recent two (2) consecutive Quarters	

****

Liquidity:	

Unrestricted Cash	
Cash Equivalents	
Available Borrowing Capacity	

*****

Total Warehouse Covenant	
Total Warehouse Lines	
50% of Maximum Purchase Price	

SCHEDULE 2 to OFFICER'S COMPLIANCE CERTIFICATE

PRODUCTION INFORMATION (banked)

	Monthly	**Year to Date**
Conventional Conforming		
FHA/VA		
Agency High Balance		
Jumbo		
TOTAL		
% Refinance		
% Purchase		
% Retail		
% Wholesale		

SCHEDULE 3 to OFFICER'S COMPLIANCE CERTIFICATE

WAREHOUSE LINES

	Line Amount	**Amount Outstanding**	**Expiration Date**
Sterling National Bank			
Comerica Bank			